Virtus Convertible Fund, Virtus Duff & Phelps Water Fund

and Virtus Newfleet Short Duration High Income Fund (collectively, the “Funds”),

each a series of Virtus Strategy Trust (the “Trust”)

Supplement dated December 16, 2025 to the Summary Prospectus and Virtus Strategy Trust
Statutory Prospectus applicable to Funds (collectively, the “Prospectuses”), and to the
Statement of Additional Information (“SAI”) applicable to Funds, each dated January 28, 2025, as supplemented

Important Notice to Investors

On September 23, 2025, the Trust notified shareholders by supplement that Class C Shares of the Funds would no longer be available for purchase as of January 21, 2026 by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined in that supplement).

The Trust has since decided to continue offering Class C Shares of the Funds for sale to new and existing shareholders until further notice.

In addition, dividends and/or capital gain distributions may continue to be reinvested in Class C Shares of the Funds, and shareholders of Virtus Mutual Funds may continue to exchange their Class C Shares of a Virtus Mutual Fund for Class C Shares of the Funds, as permitted by existing exchange privileges.

Accordingly, the Trust’s supplement dated September 23, 2025, is hereby rescinded solely with respect to the Funds listed herein.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/Class C Revision (12/2025)